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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 15, 2001, relating to the consolidated financial statements, which appears in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.



/s/  PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
San Jose, California
February 20, 2002